EXHIBIT 99.1

Capitol Bancorp Center
200 Washington Square North
Lansing, MI 48933

2777 East Camelback Road
Suite 375
Phoenix, AZ 85016
www.capitolbancorp.com

Analyst Contact:	Michael M. Moran
Chief of Capital Markets
877-884-5662
Media Contact:	Joal Redmond
Corporate Communications
602-977-3797

FOR IMMEDIATE DISTRIBUTION:

CAPITOL BANCORP LIMITED REPORTS RECORD THIRD QUARTER EARNINGS
AND AN INCREASE OF 23 PERCENT

LANSING, Mich., and PHOENIX, Ariz.: October 21, 2004: Today, Capitol Bancorp Limited (NYSE:CBC) reported record third quarter 2004 earnings exceeding $7.4 million, a 23 percent increase over earnings reported in the third quarter of 2003, while record earnings per share (EPS) of $0.50 on a diluted basis represent a 14 percent increase versus the $0.44 reported in the third quarter of 2003. Total assets exceeded $3 billion for the first time in the Corporation’s history, increasing 15 percent year-over-year, with total portfolio loans of $2.6 billion up 22 percent over the third quarter of 2003. Deposits, which are now in excess of $2.5 billion, were up 11 percent compared to the same period a year ago.

Commenting on Capitol Bancorp’s performance, Joseph D. Reid, chairman and CEO, said the Corporation’s record quarter is a result of continued solid loan and asset growth year-over-year. “We’ve maintained a strong margin in a challenging rate environment and continue to be very disciplined executing our growth strategies. Earnings per share were up 14 percent despite an 8 percent increase in the share base.” Reid noted that the Corporation’s unique de novo development business model continues to gain traction within the investment community and that, in August, Capitol added its 32nd affiliate, Point Loma Community Bank (its 4th California bank).

“I’m most pleased with our total capital levels which are up 34 percent year-over-year and are fueling ongoing development activities. Additionally, over the past six months, we have added strong management teams in several regions of the country as a precursor to further our “coast to coast” bank development strategy.”

Record Quarterly Earnings Performance

Consolidated earnings reached another record quarterly level for Capitol at $7.4 million, up 23 percent compared to the third quarter of 2003, as improved operating leverage served to offset both a pragmatic 23 percent increase in the quarterly loan loss provision, coupled with a modest increase in the Corporation’s total shares outstanding.

An increase of 10 percent in net operating revenues, compared to the third quarter of 2003, set a quarterly record of $38.5 million. Even with an 8 percent increase in Capitol’s outstanding share base year-over-year, from approximately 13.7 million to 14.7 million shares, the Corporation reported a 14 percent increase in diluted EPS to a record $0.50 per share.

Record Nine Month Operating Results

For the nine months ended September 30, 2004, record net operating revenues approximating $111 million, represent an 11 percent increase as compared to the approximately $100 million recorded in the comparable nine-month period of 2003. Despite a soft first quarter attributable in large part to stronger than expected organic loan growth at the beginning of the year, coupled with strategic initiatives designed to strengthen Capitol’s balance sheet and asset quality position, earnings of more than $18.7 million for 2004 reflect 10 percent growth when compared to the $17 million generated in the corresponding 2003 period.

Portfolio loans grew 22 percent from $2.1 billion to more than $2.6 billion during the past twelve months and asset growth was up 15 percent from $2.6 billion to over $3 billion for the same period.

Balance Sheet

Capitol’s equity-to-asset ratio grew to 8 percent at September 30, 2004 from 7.8 percent at September 30, 2003. The total capital-to-asset ratio increased to 12.6 percent from 10.8 percent a year ago, as total capital funds approximated $387 million on the Corporation’s record-level $3 billion consolidated balance sheet.

Annualized consolidated net charge-offs of 0.26 percent for the third quarter of 2004 demonstrate improvement from the 0.35 percent recorded in the same period in 2003 and are in line with the Corporation’s experience through the first nine months of this year. Capitol’s allowance for loan losses ratio as a percentage of portfolio loans was increased slightly to 1.42 percent at September 30, 2004 versus 1.40 percent at June 30, 2004, in concert with a marginal increase in nonperforming loans. The Corporation’s allowance coverage ratio of nonperforming loans exceeded 128 percent at September 30, 2004.

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CAPITOL BANCORP LIMITED
SUMMARY OF SELECTED FINANCIAL DATA
(in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2004	2003	2004	2003
Condensed statements of operations:
Interest income	$45,877	$41,484	$130,760	$122,557
Interest expense	11,943	12,065	34,648	38,185

Net interest income	33,934	29,419	96,112	84,372
Provision for loan losses	3,553	2,892	9,597	6,608
Noninterest income	4,541	5,441	14,435	15,187
Noninterest expense	24,182	22,384	72,872	65,493
Income before federal income taxes	11,300	9,454	28,888	26,616
Net income	$7,439	$6,049	$18,766	$17,056

Per share data:
Net income — basic	$0.52	$0.46	$1.33	$1.38
Net income — diluted	0.50	0.44	1.27	1.33
Book value at end of period	16.69	15.05	16.69	15.05
Common stock closing price at end of period	$29.34	$26.75	$29.34	$26.75
Common shares outstanding at end of period	14,739,000	13,656,000	14,739,000	13,656,000
Number of shares used to compute:
Basic earnings per share	14,312,000	13,050,000	14,069,000	12,328,000
Diluted earnings per share	14,994,000	13,807,000	14,760,000	12,866,000

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2004	2004	2004	2003	2003
Condensed statements of financial position:
Total assets	$3,058,425	$2,991,830	$2,867,800	$2,737,062	$2,650,690
Portfolio loans	2,608,701	2,511,505	2,346,978	2,247,440	2,136,860
Deposits	2,517,104	2,470,365	2,375,851	2,288,664	2,262,838
Stockholders’ equity	246,010	237,786	222,916	218,897	205,458
Total capital	$386,590	$377,053	$365,316	$340,659	$287,530
Key performance ratios:
Return on average assets	0.98%	0.94%	0.64%	0.94%	0.92%
Return on average equity	12.26%	11.91%	7.97%	12.19%	12.56%
Net interest margin	4.87%	4.73%	4.71%	4.93%	4.87%
Efficiency ratio	62.85%	65.68%	69.62%	63.80%	64.21%
Asset quality ratios:
Allowance for loan losses / portfolio loans	1.42%	1.40%	1.41%	1.40%	1.43%
Total nonperforming loans / portfolio loans	1.10%	1.06%	0.94%	1.20%	1.48%
Total nonperforming assets / total assets	1.06%	1.00%	1.01%	1.14%	1.34%
Net charge-offs (annualized) / average portfolio loans	0.26%	0.20%	0.31%	0.43%	0.35%
Allowance for loan losses / nonperforming loans	128.57%	132.59%	149.37%	116.87%	96.16%
Capital ratios:
Stockholders’ equity / total assets	8.04%	7.95%	7.77%	8.00%	7.75%
Total capital / total assets	12.64%	12.60%	12.74%	12.45%	10.85%

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as “expects”, “intends”, “believes” and “should” which are not necessarily statements of belief as to the expected outcomes of future events. Actual results could materially differ from those presented due to a variety of internal and external factors. Actual results could materially differ from those contained in, or implied by, such statements. Capitol Bancorp Limited undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

Supplemental analyses follow providing additional detail regarding Capitol’s financial position, results of operations, asset quality and other supplemental data.

CAPITOL BANCORP LIMITED
Consolidated Statements of Income (Unaudited)
For the Three Months and Nine Months Ended September 30, 2004 and 2003
(in thousands, except per share data)

	Periods Ended September 30
	Three Month Period		Nine Month Period
	2004	2003	2004	2003
INTEREST INCOME:
Portfolio loans (including fees)	$44,492	$39,354	$126,560	$116,788
Loans held for resale	504	1,156	1,529	2,818
Taxable investment securities	275	549	1,071	1,593
Federal funds sold	407	306	1,053	997
Other	199	119	547	361

Total interest income	45,877	41,484	130,760	122,557
INTEREST EXPENSE:
Deposits	9,176	9,972	26,891	31,981
Debt obligations and other	2,767	2,093	7,757	6,204

Total interest expense	11,943	12,065	34,648	38,185

Net interest income	33,934	29,419	96,112	84,372
PROVISION FOR LOAN LOSSES	3,553	2,892	9,597	6,608

Net interest income after provision for loan losses	30,381	26,527	86,515	77,764
NONINTEREST INCOME:
Service charges on deposit accounts	1,091	1,112	3,336	3,228
Trust fee income	796	717	2,535	1,880
Fees from origination of non-portfolio residential mortgage loans	1,314	2,629	4,211	7,456
Realized losses on sale of investment securities available for sale	(191)	(2)	(424)	(2)
Other	1,531	985	4,777	2,625

Total noninterest income	4,541	5,441	14,435	15,187
NONINTEREST EXPENSE:
Salaries and employee benefits	14,493	13,927	46,082	41,498
Occupancy	2,173	1,983	6,428	5,644
Equipment rent, depreciation and maintenance	1,325	1,172	4,266	3,527
Other	6,191	5,302	16,096	14,824

Total noninterest expense	24,182	22,384	72,872	65,493

Income before federal income taxes and minority interest	10,740	9,584	28,078	27,458
Federal income taxes	3,861	3,405	10,122	9,560

Income before minority interest	6,879	6,179	17,956	17,898
Minority interest in net losses (income) of consolidated subsidiaries	560	(130)	810	(842)

NET INCOME	$7,439	$6,049	$18,766	$17,056

NET INCOME PER SHARE
Basic	$0.52	$0.46	$1.33	$1.38

Diluted	$0.50	$0.44	$1.27	$1.33

CAPITOL BANCORP LTD.
Consolidated Balance Sheets
As of September 30, 2004 and December 31, 2003
(in thousands, except share data)

	(Unaudited)
	September 30	December 31
	2004	2003
ASSETS
Cash and due from banks	$157,162	$145,896
Money market and interest-bearing deposits	10,405	13,570
Federal funds sold	120,785	124,157

Cash and cash equivalents	288,352	283,623
Loans held for resale	35,199	43,001
Investment securities:
Available for sale, carried at market value	32,185	83,386
Held for long-term investment, carried at amortized cost which approximates market value	13,537	9,821

Total investment securities	45,722	93,207
Portfolio loans:
Commercial	2,376,624	2,033,097
Real estate mortgage	159,983	143,343
Installment	72,094	71,000

Total portfolio loans	2,608,701	2,247,440
Less allowance for loan losses	(37,027)	(31,404)

Net portfolio loans	2,571,674	2,216,036
Premises and equipment	31,838	24,793
Accrued interest income	10,245	9,533
Goodwill and other intangibles	42,082	34,449
Other assets	33,313	32,420

TOTAL ASSETS	$3,058,425	$2,737,062

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$494,626	$435,599
Interest-bearing	2,022,478	1,853,065

Total deposits	2,517,104	2,288,664
Debt obligations:
Notes payable	137,956	92,774
Subordinated debentures	100,822	90,816

Total debt obligations	238,778	183,590
Accrued interest on deposits and other liabilities	16,775	14,965

Total liabilities	2,772,657	2,487,219
MINORITY INTERESTS IN CONSOLIDATED SUBSIDIARIES	39,758	30,946
STOCKHOLDERS’ EQUITY:
Common stock, no par value, 25,000,000 shares authorized; issued and outstanding:
2004 - 14,738,891 shares	195,325	180,957
2003 - 14,027,982 shares
Retained earnings	55,038	43,135
Market value adjustment (net of tax effect) for investment securities available for sale (accumulated other comprehensive income)	51	(200)

	250,414	223,892
Less unearned compensation regarding restricted stock and other	(4,404)	(4,995)

Total stockholders’ equity	246,010	218,897

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,058,425	$2,737,062

CAPITOL BANCORP LIMITED
Allowance for Loan Losses and Asset Quality Data

ALLOWANCE FOR LOAN LOSSES ACTIVITY (in thousands):

	Periods Ended September 30
	Three Month Period		Nine Month Period
	2004	2003	2004	2003
Allowance for loan losses at beginning of period	$35,137	$29,489	$31,404	$28,953
Allowance for loan losses of acquired bank subsidiary			724
Loans charged-off:
Commercial	(1,673)	(1,809)	(5,142)	(5,205)
Real estate mortgage	(17)	(26)	(116)	(47)
Installment	(108)	(251)	(248)	(492)

Total charge-offs	(1,798)	(2,086)	(5,506)	(5,744)
Recoveries:
Commercial	129	198	761	609
Real estate mortgage	—	—	10	—
Installment	6	20	37	87

Total recoveries	135	218	808	696

Net charge-offs	(1,663)	(1,868)	(4,698)	(5,048)
Additions to allowance charged to expense	3,553	2,892	9,597	6,608

Allowance for loan losses at September 30	$37,027	$30,513	$37,027	$30,513

Average total portfolio loans for period ended September 30	$2,566,005	$2,110,423	$2,437,698	$2,073,478

Ratio of net charge-offs (annualized) to average portfolio loans outstanding	0.26%	0.35%	0.26%	0.32%

ASSET QUALITY (in thousands):

	Sept 30	Dec 31
	2004	2003
Nonaccrual loans:
Commercial	$20,258	$19,852
Real estate	1,291	632
Installment	92	376

Total nonaccrual loans	22,141	20,860
Past due (>90 days) loans:
Commercial	5,291	4,544
Real estate	1,058	1,083
Installment	308	385

Total past due loans	6,657	6,012

Total nonperforming loans	$28,798	$26,872

Real estate owned and other repossessed assets	3,618	4,288

Total nonperforming assets	$32,416	$31,160

CAPITOL BANCORP LIMITED
Selected Supplemental Data

EPS COMPUTATION COMPONENTS:

	Periods Ended September 30
	Three Month Period		Nine Month Period
	2004	2003	2004	2003
Numerator-net income for the period	$7,439,000	$6,049,000	$18,766,000	$17,056,000

Denominator:
Weighted average number of common shares outstanding, excluding unvested shares of restricted common stock (denominator for basic earnings per share)	14,311,842	13,050,227	14,069,446	12,328,380
Weighted average number of unvested shares of restricted common stock outstanding	259,300	241,661	263,869	123,018
Effect of other dilutive securities	422,391	515,132	426,651	414,884

Denominator for diluted net income per share-
Weighted average number of common shares and potential dilution	14,993,533	13,807,020	14,759,966	12,866,282

Number of antidilutive stock options excluded from diluted earnings per share computation	—	—	—	205,370

AVERAGE BALANCES (in thousands):

	Periods Ended September 30
	Three Month Period		Nine Month Period
	2004	2003	2004	2003
Portfolio loans	$2,566,005	$2,110,423	$2,437,698	$2,073,478
Earning assets	2,786,800	2,416,855	2,683,444	2,366,364
Total assets	3,025,341	2,632,533	2,911,750	2,548,732
Deposits	2,498,796	2,250,430	2,412,210	2,178,585
Stockholders’ equity	242,705	192,657	232,470	176,563

About Capitol Bancorp Limited

Capitol Bancorp Limited is a $3 billion community bank development company, with 32 individual bank charters and bank operations in nine states. Capitol Bancorp Limited identifies opportunities for the development of new community banks, raises capital, mentors a community bank through its formative stages and manages its investments in its community banks. Each community bank has full local decision-making authority and is managed by an on-site president under the direction of a local board of directors composed of business leaders from the bank’s community. Capitol Bancorp Limited was founded in 1988 and has headquarters in Lansing, Michigan and Phoenix, Arizona.

Capitol Bancorp’s operations include the following banks and loan production offices (LPO):

In Arizona:	Community
Arrowhead Community Bank	Glendale
Bank of Tucson	Tucson
Camelback Community Bank	Phoenix
East Valley Community Bank	Chandler
Mesa Bank	Mesa
Southern Arizona Community Bank	Tucson
Sunrise Bank of Arizona	Phoenix
Valley First Community Bank	Scottsdale
Yuma Community Bank	Yuma
Bank of Tucson - Nogales LPO	Nogales

In California:
Bank of Escondido	Escondido
Napa Community Bank	Napa
Point Loma Community Bank	Point Loma
Sunrise Bank of San Diego	San Diego

In Georgia:
Sunrise Bank - Atlanta LPO	Atlanta

In Indiana:
Elkhart Community Bank	Elkhart
Goshen Community Bank	Goshen

In Michigan:
Ann Arbor Commerce Bank	Ann Arbor
Brighton Commerce Bank	Brighton
Capitol National Bank	Lansing
Detroit Commerce Bank	Detroit
Grand Haven Bank	Grand Haven
Kent Commerce Bank	Grand Rapids
Macomb Community Bank	Clinton Township
Muskegon Commerce Bank	Muskegon
Oakland Commerce Bank	Farmington Hills
Paragon Bank & Trust	Holland
Portage Commerce Bank	Portage

In Nevada:
Bank of Las Vegas	Las Vegas
Black Mountain Community Bank	Henderson
Desert Community Bank	Las Vegas
Red Rock Community Bank	Las Vegas

In New Mexico:
Sunrise Bank of Albuquerque	Albuquerque

In North Carolina:
First Carolina State Bank	Rocky Mount

In Texas:
Sunrise Bank - Dallas LPO	Dallas
Sunrise Bank - Houston LPO	Houston